EQ ADVISORS TRUSTSM

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED DECEMBER 12, 2018 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) of EQ Advisors Trust (the “Trust”) dated May 1, 2018 as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding certain sub-advisory changes affecting the AXA International Value Managed Volatility Portfolio (the “Portfolio”) and corresponding changes to the principal investment strategies and related principal risks of the Portfolio:

AXA International Value Managed Volatility Portfolio

Effective on or about December 17, 2018, the investment sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and Northern Cross, LLC (“Northern Cross”) with respect to the Portfolio will terminate. Effective on or about December 17, 2018, the Adviser will enter into a new investment sub-advisory agreement with Harris Associates LP (“Harris” or the “Sub-Adviser”) with respect to the Portfolio.

Effective on or about December 17, 2018, all references to Northern Cross in the Summary Prospectus, Prospectus and SAI are deleted.

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Effective on or about December 17, 2018, the section of the Prospectus entitled “AXA International Value Managed Volatility Portfolio — Investments, Risks, and Performance — Principal Investment Strategy” is hereby deleted in its entirety and replaced with the following information:

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. These percentages are targets established by the Adviser; actual allocations may deviate from these targets. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

The Active Allocated Portion invests primarily in common stocks, but it also may invest in other equity securities, including preferred stocks and depositary receipts. The Active Allocated Portion seeks to invest in securities of foreign companies including companies in emerging market countries that have a market capitalization in excess of $5.0 billion at the time of purchase. The Active Allocated Portion also may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract. Forward currency transactions may involve currencies of the different countries in which the Active Allocated Portion may invest, and serve as hedges against possible variations in the exchange rate between these currencies.

The Sub-Adviser uses a value investment philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “true business value,” the Sub-Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In assessing such companies, the Sub-Adviser looks for the following characteristics, although the companies selected may not have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

In making its investment decisions, the Sub-Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Sub-Adviser uses independent, in-house research to analyze each company. The Sub-Adviser usually sells a stock when the price approaches its estimated value. Under normal circumstances, the Active Allocated Portion typically holds thirty five to sixty five stocks and invests in the securities of at least five countries outside of the United States.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a replication technique, although in certain instances a sampling approach may be utilized. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the indexes without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. It is anticipated that the Adviser will utilize primarily exchange-traded futures and options contracts on securities indices, but the Adviser also may utilize other types of derivatives.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

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Effective on or about December 17, 2018, the section of the Prospectus entitled “AXA International Value Managed Volatility Portfolio — Investments, Risks, and Performance — Principal Risks” is hereby amended to include the following information:

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Foreign Securities Risk is hereby amended to include the following information:

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

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Effective on or about December 17, 2018, the section of the Prospectus entitled “AXA International Value Managed Volatility Portfolio — Who Manages the Portfolio — Sub-Adviser: Northern Cross, LLC (“Northern Cross”)” is hereby deleted in its entirety and replaced with the following information:

Sub-Adviser: Harris Associates LP (“Harris”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David G. Herro, CFA®	Partner, Deputy Chairman, Chief Investment Officer-International Equities and Portfolio Manager of Harris	December 2018
Michael L. Manelli, CFA®	Partner, Vice President, Senior International Investment Analyst and Portfolio Manager of Harris	December 2018

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Effective on or about December 17, 2018, the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Northern Cross, LLC (“Northern Cross”)” is hereby deleted in its entirety and replaced with the following information:

Harris Associates LP (“Harris”), located at 111 S. Wacker Drive, Chicago, IL 60606, is the Sub-Adviser to the Active Allocated Portion of the AXA International Value Managed Volatility Portfolio. Harris is an investment adviser that primarily provides discretionary investment advisory services to individuals and institutions, including registered investment companies. As of September 30, 2018, Harris’ total assets under management were approximately $139 billion. David G. Herro and Michael L. Manelli are jointly and primarily responsible for the investment decisions for the Active Allocated Portion of the Portfolio.

David G. Herro, CFA® is a Partner, Deputy Chairman, Chief Investment Officer-International Equities and a Portfolio Manager of Harris. Mr. Herro has 33 years of investment industry experience and has been with Harris since 1992.

Michael L. Manelli, CFA® is a Partner, Vice President, a Senior International Investment Analyst and a Portfolio Manager of Harris. Mr. Manelli has 18 years of investment industry experience and has been with Harris since 2005.

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Effective on or about December 17, 2018, the first paragraph of the section of the SAI entitled “Investment Management and Other Services — The Adviser” is hereby amended to delete any reference to Northern Cross, LLC and to include the following information:

Harris Associates LP (“Harris”) serves as investment sub-adviser to the Active Allocated Portion of the AXA International Value Managed Volatility Portfolio, as described more fully in the Prospectus.

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Effective on or about December 17, 2018, the section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is hereby amended to delete any reference to Northern Cross, LLC and to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
AXA International Value Managed Volatility Portfolio	Harris is a wholly-owned subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers (“Natixis IM”), an international asset management group based in Paris, France. Natixis IM is in turn owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group.

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Effective on or about December 17, 2018, the section of the SAI entitled “Appendix C — EQ Advisors Trust — Portfolio Manager Information — Northern Cross, LLC (“Northern Cross” or “Sub-Adviser”)” is hereby deleted in its entirety and replaced with the following information:

Harris Associates LP (“Harris” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the
	accounts managed within each category as of October 31, 2018.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)
AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO
David G. Herro	13	$50,436.47	28	$9,281.63	48	$14,289.85	0	N/A	3	$548.82	1	$123.34
Michael L. Manelli	9	$45,868.39	14	$3,902.33	28	$8,622.84	0	N/A	3	$548.82	1	$123.34

Description of any Material Conflicts

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation

Each of Harris’ portfolio managers are compensated solely by Harris, the sub-adviser. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter and longer-term periods, including one year, three years, five years, ten years, since an account’s inception or since the portfolio manager has been managing the account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. Mr. Herro and Mr. Manelli also serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Ownership of Securities of the Portfolio as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA International Value Managed Volatility Portfolio
David G. Herro	X
Michael L. Manelli	X

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Effective on or about December 17, 2018, the section of the SAI entitled “Appendix D — Proxy Voting Policies” is hereby amended to include the following information:

HARRIS ASSOCIATES LP PROXY VOTING POLICY

Harris as part of its management responsibilities is generally responsible for exercising voting rights with respect to client accounts in accordance with its Proxy Voting Policies and Procedures. Harris exercises voting rights solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. In determining how to vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and invests in companies in which Harris believes management goals and shareholder goals are aligned. Therefore, on most issues, Harris casts votes in accordance with management’s recommendations. However, when Harris believes that management’s position on a particular issue is not in the best interests of its clients, Harris will vote contrary to management’s recommendation.

Harris’ Proxy Voting Committee has established a number of proxy voting guidelines on various issues of concern to investors. Harris will normally vote proxies in accordance with these guidelines unless the Proxy Voting Committee determines that it is in the best economic interests of shareholders to vote contrary to the guidelines.

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With respect to a company’s board of directors, Harris believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence.

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With respect to auditors, Harris believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

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With respect to equity based compensation plans, Harris believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards. Harris usually also will vote in favor of proposals to require the expensing of options, in favor of proposals for an annual shareholder advisory vote on executive compensation and in favor of advisory votes to ratify named executive officer compensation. Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

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With respect to shareholder rights, Harris believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, Harris usually will vote against proposals for supermajority voting rights, against the adoption of anti-takeover measures, and against proposals for different classes of stock with different voting rights.

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With respect to social responsibility issues, Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. Harris is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

Harris may determine not to vote a Portfolio’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and Harris may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.